UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2013

RESTORATION HARDWARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 12, 2013, Restoration Hardware Holdings, Inc. (“RH” or the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended November 2, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Item 2.02 Results of Operations and Financial Conditions, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

RH is making reference to non-GAAP financial information in both the press release and the conference call regarding its financial results. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached press release.

RH is also disclosing that it may use the rh.com, restorationhardware.com, and ir.restorationhardware.com websites as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

(b)	Departure of Named Executive Officer

On December 12, 2013, the Company also announced that on December 10, 2013, Carlos Alberini, Co-Chief Executive Officer of the Company, notified the Company of his resignation as an officer of the Company to pursue other opportunities. The resignation will be effective as of January 31, 2014. Mr. Alberini will remain as a member of the Board of Directors of the Company.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 12, 2013 – Restoration Hardware Holdings, Inc. Reports Record Third Quarter Fiscal 2013 Financial Results.

99.2	Press release dated December 12, 2013 – Restoration Hardware Holdings, Inc. Announces Departure of Co-Chief Executive Officer Carlos Alberini.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE HOLDINGS, INC.

Dated: December 12, 2013	By:	/s/ Karen Boone
Karen Boone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 12, 2013 – Restoration Hardware Holdings, Inc. Reports Record Third Quarter Fiscal 2013 Financial Results.

99.2	Press release dated December 12, 2013 – Restoration Hardware Holdings, Inc. Announces Departure of Co-Chief Executive Officer Carlos Alberini.